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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): March 29, 2005

                CWABS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of March 1, 2005,
                 providing for the issuance of the CWABS, INC.,
                  Asset-Backed Certificates, Series 2005-AB1).

                                  CWABS, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-118926               95-4596514
 ----------------------------        -------------          -------------------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)


    4500 Park Granada
  Calabasas, California                                           91302
 -----------------------                                        ----------
  (Address of Principal                                         (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -   Other Events

Item 8.01      Other Events.

Filing of Certain Materials.
---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2005-AB1 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy relating to certain of the mortgage loans conveyed by CWABS, Inc. pursuant to the above-referenced pooling and servicing agreement.


Section 9  -   Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

        Not applicable.

(b) Pro forma financial information.
    -------------------------------

        Not applicable.

(c) Exhibits.
    --------

        Exhibit No.      Description
        -----------      -----------
             99.1        Bulk Primary First Lien Master Policy (PMI Mortgage
                         Insurance Co.)

             99.2 Schedule Endorsement to Bulk Primary First Lien Master Policy (PMI Mortgage Insurance Co.)



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By: /s/ Leon Daniels, Jr.
                                      ---------------------
                                      Name:  Leon Daniels, Jr.
                                      Title:  Vice President


Dated:  April 6, 2005



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


                                 EXHIBIT INDEX
                                 -------------



Exhibit No.              Description
-----------              -----------

99.1                     Bulk Primary First Lien Master Policy (PMI Mortgage
                         Insurance Co.)
99.2 Schedule Endorsement to Bulk Primary First Lien Master Policy (PMI Mortgage Insurance Co.)



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